UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2024

Amerant Bancorp Inc.
(Exact name of registrant as specified in its charter)

Florida	001-38534	65-0032379
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)

220 Alhambra Circle
Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)
(305) 460-8728 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of exchange on which registered
Class A Common Stock	AMTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2024, Amerant Bancorp Inc. (the “Company”) held its 2024 annual meeting of shareholders (the "Annual Meeting"). There were 22,236,876.67 shares of Class A voting common stock of the Company present or represented by proxy at the Annual Meeting, constituting approximately 74.26% of the 29,944,520 outstanding shares of Class A voting common stock on March 14, 2024, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect directors to serve until the 2025 annual meeting of shareholders. Each nominee received the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Gerald P. Plush	18,371,327.31	260,914.00	41,842.00	3,562,793.36
Pamella J. Dana	18,269,164.31	374,046.00	30,873.00	3,562,793.36
Miguel A. Capriles L.	18,348,615.64	310,529.00	14,938.67	3,562,793.36
Samantha Holroyd	18,078,788.31	546,903.00	48,392.00	3,562,793.36
Erin D. Knight	18,077,395.31	550,017.00	46,671.00	3,562,793.36
Gustavo Marturet M.	18,229,719.31	439,030.00	5,334.00	3,562,793.36
John W. Quill	18,486,733.31	156,787.00	30,563.00	3,562,793.36
Ashaki Rucker	18,390,150.31	236,762.00	47,171.00	3,562,793.36
Oscar Suarez	18,074,129.31	566,584.00	33,370.00	3,562,793.36
Millar Wilson	18,417,557.64	225,055.00	31,470.67	3,562,793.36

All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as a director until the 2025 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”) — Say-on-Pay received the following votes:

For	Against	Abstain	Broker Non-Vote
14,772,293.31	3,859,643.00	42,147.00	3,562,793.36

At the Annual Meeting, the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers — Say-on-Pay.

Proposal No. 3: The proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 received the following votes:

For	Against	Abstain	Broker Non-Vote
22,221,873.67	1,580.00	13,423.00	---

At the Annual Meeting, the shareholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Item 8.01 Other Information

On May 8, 2024, the Board of Directors of the Company (the “Board”) unanimously reappointed Gerald (“Jerry”) P. Plush to serve as Chairman of the Board. The Board also unanimously reappointed Pamella J. Dana to serve as Lead Independent Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2024	Amerant Bancorp Inc.

	By:	/s/ Julio V. Pena
Name: Julio V. Pena
Title: Senior Vice President, Securities Counsel and Corporate Secretary